Summary Prospectus	October 28, 2019

Invesco Russell 2000® Dynamic Multifactor ETF Cboe BZX Exchange, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s prospectus and statement of additional information, both dated October 28, 2019 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Notification of electronic delivery of shareholder materials

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective

The Invesco Russell 2000® Dynamic Multifactor ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Russell 2000® Invesco Dynamic Multifactor Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.39%

(1)

Other Expenses do not reflect any extraordinary expenses incurred during the most recent fiscal period, such as the costs associated with a proxy statement of the Fund. Had these expenses been included, Other Expenses would have been 0.02%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years

$40	$125	$219	$493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended June 30, 2019, the portfolio turnover rate of the Oppenheimer Russell 2000® Dynamic Multifactor ETF (the “Predecessor Fund”) and the Fund was 189% of the average value of the portfolio. During the fiscal period July 1, 2019 through August 31, 2019, the portfolio turnover rate of the Fund was 64% of the average value of the portfolio.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in the securities that comprise the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Frank Russell” or the “Index Provider”) compiles and maintains the Underlying Index. The Underlying Index is designed to select equity securities from within the Russell 2000 Index (the “Russell 2000” or “Parent Index”), which measures the performance of 2,000 small-capitalization

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companies in the United States. Invesco Indexing LLC (“Invesco Indexing”) will provide certain data to the Index Provider as described below. The Underlying Index is sponsored by the Index Provider, which is unaffiliated with the Fund and Invesco Capital Management LLC, the Fund’s investment adviser (the “Adviser”). The Index Provider publishes information regarding the market value of the Underlying Index. Since Invesco Indexing provides data to the Index Provider, Invesco Indexing may be deemed a creator and sponsor of the Underlying Index. Invesco Indexing is affiliated with the Adviser and Invesco Distributors, Inc., the Fund’s distributor (the “Distributor”).

The Underlying Index consists of one of four pre-determined factor configurations that emphasize a subset of the following five investment style factors:

Value. A company’s value factor score is based on an equally-weighted composite of cash flow yield, earnings yield, and sales to price ratio, calculated based on the company’s total market capitalization and information reported in the company’s most recent annual financial statement as of the last business day of the prior month.

Momentum. A company’s momentum factor score is based on historical total return over the 11 months ending on the last business day of the prior month.

Quality. A company’s quality factor score is based on a composite of three measures of profitability (return on assets, change in asset turnover and accruals) and a single measure of leverage, calculated based on information reported in the company’s most recent annual financial statement.

Low Volatility. A company’s volatility factor score is based on the standard deviation of weekly total returns to a company’s stock price over the trailing five years ending on the last business day of the prior month.

Size. A company’s size factor score is based on total market capitalization as of the last business day of the prior month.

The factor configuration that comprises the Underlying Index will vary with different economic cycles and overall market conditions, as reflected in one of the following four categories: expansion, slowdown, contraction and recovery. The current economic cycle/market condition category, which determines which factor configuration is applied, is derived from a rules-based methodology that relies on certain leading economic indicators and information regarding global risk appetite. The applicable category is provided to the Index Provider by Invesco Indexing in the form of a data signal (the “Signal”).

To construct the Underlying Index, each constituent in the Parent Index is assigned a multi-factor score based on the extent to which the constituent exhibits greater characteristics of the relevant factors (for example, size and value), relative to the other constituents in the Parent Index. The multi-factor score is the product of the security’s individual factor scores, each of which is calculated as set forth above. An initial weight for each security is determined from the product of the security’s multi-factor score and its weight in the Parent Index. These weights are adjusted to ensure that each constituent and the Underlying Index as a whole satisfy certain constraints with respect to industry exposure, maximum security weights and minimum security weights, as compared to the Parent Index. With respect to each factor other than momentum, constraints regarding diversification and liquidity are also applied. Securities in the Parent Index are excluded from the Underlying Index if their relevant factor characteristics fall below an algorithmically-determined threshold, or if their adjusted weights fall below a certain de minimis amount. Finally, a maximum security weight limit is applied to ensure no security weight exceeds a fixed level.

As of August 31, 2019, the Underlying Index was comprised of 1,227 securities with market capitalizations ranging from $76.32 billion to $383.55 million.

The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes

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in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction of the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Large Shareholder Risk. Certain shareholders, including a third party investor, the Fund’s investment adviser or an affiliate of the investment adviser, an AP, a lead market maker, or another entity, may from time to time own a substantial amount of Shares, or may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. Similarly, to the extent the Fund permits cash purchases, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. To the extent the Fund permits redemptions in cash, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human

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error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Small-Capitalization Company Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Securities Risk. Value securities are subject to the risk that valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund is the successor to the investment performance of the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on May 24, 2019. Accordingly, the performance shown below for periods ending on or prior to May 24, 2019 is that of the Predecessor Fund.

Updated performance information is available online at www.invesco.com/ETFs.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
6.71% (2nd Quarter 2018)	(16.65)% (4th Quarter 2018)

The Fund’s year-to-date total return for the nine months ended September 30, 2019 was 16.98%.

Average Annual Total Returns for the Periods Ended December 31, 2018

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (11/08/17)
Return Before Taxes	(8.42)%	(4.79)%
Return After Taxes on Distributions	(8.75)%	(5.17)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.77)%	(3.65)%
Russell 2000® Invesco Dynamic Multifactor Index (reflects no deduction for fees, expenses or taxes)	(8.02)%	(4.38)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	(6.63)%

Management of the Fund

Investment Adviser. Invesco Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	May 2019
Michael Jeanette	Senior Portfolio Manager of the Adviser	May 2019
Tony Seisser	Portfolio Manager of the Adviser	May 2019
Pratik Doshi	Portfolio Manager of the Adviser	October 2019

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on Cboe BZX Exchange, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange-traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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